Income Taxes - Deferred Taxes (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Deferred tax assets:
Net operating loss carryforwards	$ 87,216	$ 81,102
Research credit carryforward	7,071	7,943
Stock options and other	2,297	2,114
Total gross deferred tax assets	96,584	91,159
Valuation allowance for deferred tax assets	(96,584)	(91,159)
Net deferred tax assets	0	0
Valuation allowance
Increase (decrease) in the valuation allowance	$ 5,400	$ 14,400